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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)


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                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                             14315 WEST HARDY ROAD
                              HOUSTON, TEXAS 77060

                                  May 23, 2001

Dear Fellow Stockholder:

     We recently discovered that some of our stockholders have not received copies of our Proxy Statement and Annual Report distributed in connection with the Annual Meeting of Stockholders (the "Meeting") due to clerical problems involving the third-party vendor retained to handle and distribute such materials to stockholders of record of North American Technologies Group, Inc. (the "Company") as of April 18, 2001.

     In order to ensure that as many of our stockholders as possible have the opportunity to participate, either in person or by proxy, in the Meeting, the Company has decided to reschedule the Meeting to Friday, June 15, 2001 at 10:00 a.m. The date and time set forth in the Proxy Statement distributed earlier or enclosed herewith should be disregarded.

     A revised notice of Meeting is enclosed for your information. As shown in the revised notice, the Meeting will be held at the La Quinta Inn at 15510 John
F. Kennedy Blvd., Houston, Texas, on Friday, June 15, 2001 at 10:00 A.M. Central Time. You are cordially invited to attend the Meeting in person should your schedule permit.

     Your Board of Directors and management look forward to personally greeting those stockholders able to attend. At the Meeting, stockholders will be asked to

     . elect one (1) director to serve until the 2004 Annual Meeting of Stockholders or until his successor is elected and qualified;

     . to ratify the appointment of BDO Seidman, LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and

     . to consider such other matters as may be properly brought before the Meeting or at any adjournment(s) or postponement(s) thereof.

     If you have already submitted your proxy in response to the earlier mailing and now wish to attend the Meeting in person, you may do so by revoking your proxy in person at the Meeting.

     We apologize for any inconvenience this unavoidable delay may cause and wish to thank our stockholders for their participation and support.


                              Sincerely,

                              /s/ Henry W. Sullivan
                              ---------------------
                              Henry W. Sullivan
                              Chief Executive Officer
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                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD FRIDAY, JUNE 15, 2001


To the Stockholders:


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of North American Technologies Group, Inc. (the "Company") will be held at the La Quinta Inn at 15510 John F. Kennedy Blvd., Houston, Texas, on Friday, June 15, 2001 at 10:00 A.M. Central Time, for the following purposes:

    . to elect one (1) director of the Company to serve until the 2004 Annual Meeting of Stockholders or until a successor is elected and qualified;

    . to ratify the appointment of BDO Seidman, LLP as independent auditors for the Company for the fiscal year ending December 31, 2001; and

    . to transact such other business as may properly be brought before the Meeting and at any adjournment(s) or postponement(s) thereof.

Only stockholders of record as of the close of business on April 18, 2001 will be entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof.


                              By Order of the Board of Directors,

                              /s/ John N. Bingham
                              -------------------
                              John N. Bingham
                              Acting Secretary

Houston, Texas
May 23, 2001